Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2025
Restatement Determination Date:: 2025-12-31
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis

Compensation Recovery (Clawback) Policy

The Company has adopted a Policy for the Recovery of Erroneously Awarded Compensation in accordance with Section 10D of the Securities Exchange Act of 1934, Rule 10D‑1 thereunder, and applicable Nasdaq listing standards. The policy provides for the reasonably prompt recovery of incentive‑based compensation received by current or former executive officers during the three completed fiscal years preceding an accounting restatement, to the extent such compensation exceeds the amount that would have been received based on the restated financial results. The policy is administered by the Board or a committee of independent directors and prohibits indemnification or insurance for amounts recovered.